UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

Milagro Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-177534 (Commission File Number)	26-1307173 (I.R.S. Employer Identification No.)
1301 McKinney, Suite 500, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 750-1600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Effective June 14, 2013 (the “Effective Date”), Milagro Exploration, LLC (“Milagro Exploration”), Milagro Producing, LLC (“Milagro Producing”; together with Milagro Exploration, the “Borrowers,” and individually, a “Borrower”), Milagro Oil & Gas, Inc. (the “Company”), the subsidiaries of the Company party thereto (each a “Subsidiary Guarantor” and together with the Company, the “Guarantors” and together with the Borrowers, the “Obligors”), the lenders party thereto, and Wells Fargo Bank, N.A., as administrative agent for the lenders (the “Administrative Agent”), as the issuer of letters of credit (the “Issuer”) and as the swing line lender (the “Swing Line Lender”) entered into a Forbearance and Consent Agreement (the “Forbearance and Consent Agreement”) relating to the Amended and Restated First Lien Credit Agreement dated as of May 11, 2011 among the Borrowers, the Company, the Administrative Agent, the Issuer, the Swing Line Lender and the financial institutions party thereto from time to time, as lenders (as amended, the “Credit Agreement”).

Under the terms of the Forbearance and Consent Agreement, the lenders agreed to forbear, until the Forbearance Termination Date (as defined below), from exercising their rights and remedies, under the Credit Agreement in respect of (i) the Borrowers’ failure to comply with the Leverage Ratio (as defined in the Credit Agreement) covenant for the fiscal quarter ended March 31, 2013; (ii) the Borrowers’ failure to appoint a successor chief executive officer as required under the terms of the Credit Agreement; and (iii) the Borrowers’ failure to provide timely notice of the foregoing defaults. The “Forbearance Termination Date” is the earlier to occur of (i) July 15, 2013, and (ii) any of the following: (a) the failure of any Obligor to comply with any covenant or agreement contained in the Forbearance and Consent Agreement; (b) any representation or warranty contained in the Forbearance and Consent Agreement shall be incorrect in any material respect; (c) the exercise by any creditor or holder of indebtedness of any Obligor of any right or remedy available to them in connection with any default under the documents governing such indebtedness; (d) the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any applicable bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding; (e) the occurrence or existence of any event of default under the Credit Agreement (other than the defaults covered by the Forbearance and Consent Agreement); (f) the termination, expiration or amendment of (or any termination, expiration or rescission of any forbearance or consent provided under) certain participation agreements entered into by the Company in connection with its previously announced exchange offer and consent solicitation; or (g) to the extent the Administrative Agent requests an update on the status of, and developments under, the exchange offer and consent solicitation and related restructuring transactions, the failure of the Borrowers to provide such updates in the form of a conference call with the lenders when and as requested by the Administrative Agent. The Borrowers paid to each lender that timely execute the Forbearance and Consent Agreement a forbearance fee equal to 0.125% times such lender’s pro rata share of the $135,000,000 borrowing base in effect under the Credit Agreement on the Effective Date.

The lenders also provided consent, notwithstanding the existence of events of default, to the disposition by the Obligors of the certain assets in Texas and Louisiana whether in one transaction or in different transactions (each, a “Subject Transaction” and collectively, the “Subject Transactions”); provided that, (a) each such Subject Transaction must satisfy each of the requirements of a permitted Disposition (as defined in the Credit Agreement) other than the requirement that no default or event of default exists, (b) the Obligors shall receive a certain minimum amount of net cash proceeds in the aggregate from the Subject Transactions, (c) on each business day that a Subject Transaction is completed, the Borrowers shall make an optional prepayment of the loans under the Credit Agreement in an amount equal to the net cash proceeds resulting from such Subject Transaction, and (d) all Subject Transactions shall occur on or prior to July 15, 2013.

The foregoing description of the Forbearance and Consent Agreement is qualified in its entirety by reference to the Forbearance and Consent Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 8.01 Other Events

On June 14, 2013, the Company issued a press release announcing that it extended the expiration date for its previously announced private exchange offer and consent solicitation through August 30, 2013. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1     Amended and Restated First Lien Credit Agreement dated as of May 11, 2011 among Milagro Exploration, LLC and Milagro Producing, LLC, as borrowers, Milagro Oil & Gas, Inc., as guarantor, Wells Fargo Bank, N.A., as administrative agent, issuer and swing line lender, and the lenders from time to time parties thereto (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed on October 27, 2011).

*10.2     Forbearance and Consent Agreement dated as of June 14, 2013 among Milagro Exploration, LLC and Milagro Producing, LLC, as borrowers, Milagro Oil & Gas, Inc., as guarantor, Wells Fargo Bank, N.A., as administrative agent, issuer and swing line lender, and the lenders from time to time parties thereto.

*99.1     Press release dated June 14, 2013.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: June 17, 2013	/s/ Robert D. LaRocque _
Robert D. LaRocque
Chief Financial Officer

Exhibit Index

10.1

Amended and Restated First Lien Credit Agreement dated as of May 11, 2011 among Milagro Exploration, LLC and Milagro Producing, LLC, as borrowers, Milagro Oil & Gas, Inc., as guarantor, Wells Fargo Bank, N.A., as administrative agent, issuer and swing line lender, and the lenders from time to time parties thereto (incorporated by reference to Exhibit 10.2 to the Compny’s Registration Statement on Form S-4 filed on October 27, 2011).

*10.2

Forbearance and Consent Agreement dated as of June 14, 2013 among Milagro Exploration, LLC and Milagro Producing, LLC, as borrowers, Milagro Oil & Gas, Inc., as guarantor, Wells Fargo Bank, N.A., as administrative agent, issuer and swing line lender, and the lenders from time to time parties thereto.

*99.1	Press release dated June 14, 2013.

* Filed herewith